Exhibit j



                         CONSENT OF INDEPENDENT AUDITORS


      We consent to the references to our firm under the captions "Financial Highlights" in the Prospectuses, and "Independent Auditors" and "Financial Statements" in the Statement of Additional Information, which are included in Post-Effective Amendment Number 40 to the Registration Statement (Form N-1A, No. 33-21660) of the AmSouth Funds and to the use of our report dated September 22, 2003, incorporated by reference therein.




                                         /s/ ERNST & YOUNG LLP
                                         ---------------------
                                         ERNST & YOUNG LLP


Columbus, Ohio
November 24, 2003